Exhibit 99.1

Predictive Wound Healing AI + Multispectral Imaging = Faster, More Accurate Treatment Decisions in Healthcare N a s d a q: M D A I | A u g u s t 2 0 2 4

A I - D r i v e n w o u n d assessment technology designed to deliver value across the healthcare continuum 17.6 Million shares outstanding August 9, 2024 S u pp o r t e d b y $ 2 5 0 M + non - dilutive government funding C l e a r r e g u l a t o r y pathway Limited c o m p e t i t i o n Headquarters Dallas, TX Strong competitive barriers to entry Founded 2009 NASDAQ MDAI Annual Revenue 2023 E $ 1 8M 202 4E $ 2 8M F i n a n c i a l p o s i t i o n a t 6 / 3 0 / 2 0 2 4 Cash $6.9M Intellectual property portfolio 26 issued 38 pending Large and growing addressable markets Burn DFU A B O U T 1

SINCE JANUARY 2024

Recent Accomplishments

- Received Burn-AI for **UKCA classification**
- Secured **$10.0 Million** Committed Equity Facility
- **Strengthened** Board and Management Team
- **Joined** Russell Microcap Index
- **Completed 100% Pediatric** Burn Center Enrollment
- **PolyNovo MOU** to support Australian Special Access Scheme (SAS)
- **Additional Patent Grants** for Total Number of 26
- **$13.8 Million in Revenue** for H1 2024

©2024 Spectral AI

2

Delivering on Commitments 1 1 - y e a r t r a c k r e c o r d of meeting milestones validated by $250M non - dilutive government funding • Proof of concept • C l i n i c a l v a l id a t i o n • P r o d u c t v a l id a t i o n Prioritizing growth opportunities in profitable markets, positioning ourselves for near - term commercial success. • Product prototyping • Pre - sub regulatory alignment 20 13 - 2024 D ee p V i e w i s a single platform supporting multiple indications. Extensive portfolio of patents, trade secrets and “truthed” images are a significant barrier to competition. 3 Revolutionizing Wound Care Our DeepView system enables healthcare providers to make more informed treatment choices. In a matter of seconds during the initial patient visit, DeepView predicts ¹ if the wound will heal or not , with remarkable accuracy .

OUR TECHNOLOGY

DeepView Imaging

Patented proprietary **multi-spectral imaging** data acquisition in milliseconds

Capturing injured **tissue spectral signature**

Covering visible near UV through visible spectrum and into near-IR light

Data extraction

Extraction of **AI model features,** such as tissue characteristics that determine health

Combined with **patient health matrix data**

AI model building

AI model trained and tested against a proprietary clinical database of **340+bn**[3] clinically validated data points

AI algorithm integrates image and clinical data for model training

Healing prediction

Accurate and immediate binary wound healing prediction in seconds

Predicting tomorrow's outcome today

Non-healing output

Decision: surgery or advanced wound care products

Healing output

Decision: Routine care


DeepView







4

One Imaging Platform, M u l t i p l e I n d i c a t i on s P o t e n t i a l C l i n ic a l Indications Wound Bed Preparedness Amputation Digital Guided Therapy Critical Limb Ischemia M i n i a t u r i z e d Mobile H o m e H e a l t h c a r e B u r n W o u n d T A M $ 3 . 7 B ¹ ⁷ - A n t i c i p a t e s ell i n g 2024 2026 D e e p V i e w S n a p S h o t ® M | H a n d h e l d Military anticipate selling INDICATIONS 2 0 2 6 2 0 27 Diabetic Foot Ulcer T A M $ 11 B ¹ ⁸ - A n t i c i p a t e s e ll i n g 5 2027 Total grant a warded $7.1M for miniaturization of technology

Targeting Multiple Care Centers

United States

	Burn Centers 125	Trauma 1 – 3/ED Units 5,000	Wound Care Centers 1,100	Podiatry 4,000+
Burn	✓	✓		
DFU		✓	✓	✓

United Kingdom

Burn Centres	Trauma Centres	A&E	Foot Protection Service	ICS Foot & Ankle	Community Nursing
40	25	230	150	40	500

©2024 Spectral AI

Numbers are approximate

6

U.S. AND GLOBAL IP

Intellectual property formidable barrier to entry

Active patent application families protecting our current and anticipated future business

- Burn/Wound classification on MSI and PPG
- Tissue classification on MSI and PPG
- Amputation site analysis on MSI, machine learning and healthcare matrix
- DFU healing potential prediction and wound assessment on MSI, machine learning and healthcare matrix
- High-precision, multi-aperture, MSI snapshot imaging
- Wound assessment on MSI, optical, biomarkers, and machine learning
- Burn/Histology assessment on MSI and machine learning
- High-precision single aperture snapshot imaging with multiplexed illumination
- Topological characterization and assessment of tissue including wounds, using MSI and machine learning

26

U.S. & International Patents issued and allowed

38

Pending U.S. & International patent applications

ACTIVE MANAGEMENT OF IP PORTFOLIO

- Useful life on key patent protection on core concepts exceeds 14 years
- Proprietary physician review image library for Burn and DFU
- Engage leading experts to constantly evaluate IP strategy and execution

©2024 Spectral AI

7

Burn

DeepView™

PROBLEM

No existing diagnostic tool for burn leading to uninformed decisions. Burn evaluation relies on visual examination and subjective judgement, often leading to inaccuracies.

CURRENT SOLUTION

Wait and See as Tissue Changes to Know Severity

Standard of care is to wait up to 7 days to determine need for surgery.[6]

OUR SOLUTION

Burn professional healing accuracy prediction is 75% (specialist).


This wound is NOT likely to heal

ANTICIPATED BENEFITS

- Reduces time to surgery[8]
- Avoids unnecessary surgeries[9]
- Reduced transfers that can be treated locally
- Uniformed standardized TBSA measurements

©2024 Spectral AI

TBSA is total body surface area.

8

U S C o mm e r c i a l i z a t i o n S e q u e n c e US Emergency Departments Diabetic Foot Ulcer Revenue Focus US Burn Centers 2 0 2 6 2 0 2 6 / 2 0 2 7 2 0 2 7 2 0 2 6 / 2 0 2 7 Why Expert's adoption of technology Achieving BARDA contract milestones Key global feature of TBSA drives adoption P o i n t o f E n t ry i n t o H e a l t h S y s t e m Infrequent, yet impactful in triage scenario More time due to major comorbidities Size and location of ulcer 1 2 3 4 Unmet need in battlefield use Proof of concept for broader commercialization Miniaturization gains global access to sites of service US Military Handheld 9

MARKET ACCESS

Key Steps to Successful Global Market Access

Publications

AI methodology & machine learning

Impacting patient outcomes

Provider behavior change

Health Economics

Measuring ROI across:

Time

Money

Patient outcomes

Reimbursement

CPTIII code
Anticipated 2026

CPTI code
Build on market penetration to deliver required evidence package

Regulatory

De Novo/510k

CA Mark

CE Mark

©2024 Spectral AI

10

Clinical evidence quantifies health system benefits A n t i c i p a t e d B e n e f i t s • Standardized total body surface area (TBSA) measurement • 41% reduction in unnecessary transfer¹³ • Unnecessary surgery admission costs reduction per patient of $58,315¹⁴ ¹⁵ • 3+ day reduction time to surgery for burns¹⁴ ¹⁶ (>30% reduction in LOS) VALUE PROPOSITION AND ANTICIPATED SYSTEMWIDE BENEFITS B u r n Standardized Wound Measurement for TBSA D e c r e a se U nn e c e ss a ry Transfers D e c r e a se T i m e t o Surgery D e c r e a se U nn e c e ss a ry Surgery Initial penetration in United Kingdom market generates early proof of clinical benefits 11

BARDA SUPPORT OVER THE YEARS

Management's track record through years of BARDA engagement validates and increases probability of success for DeepView™ across clinical indications (Burn and DFU/Other) and geography (U.S., UK, EMEA).

2013	2019	2023	2025+
Burn I	Burn II	PBS Contract Base	Procurement Contract Options
$26M	$75M	$55M	$95M
Proof of Concept	Research	Regulatory	Commercialization
	Testing	Manufacturing	Procurement
		Commercial Readiness	

$250M

TOTAL

©2024 Spectral AI

PBS is Project BioShield

12

CURRENTLY 16 CLINICAL RESEARCH SITES SPREAD ACROSS THE US ENROLLING TO COMPLETE PIVOTAL TRIAL

Clinical Trial Update

Burn Center

Total Enrollment Goal: 160

85%+ Completed

Anticipated Enrollment Completion: September 2024

Emergency Departments

Total Enrollment Goal: 160

15%+ Completed

Anticipated Enrollment Completion: April 2025

Why are they unique?

125 burn centers with 250 burn surgeons nationwide

High complexity and high volume of cases

Frequent exposure to all burn wound types

Why are they unique?

5,000 Emergency Departments with no burn specialized training

Infrequent exposure to burn severity

©2024 Spectral AI

13

Planned near-term **product deployments**


2024
2025
2026
2027
2028
Product
H2
H1
H2
H1
H2
H1
H2
H1
H2
Burn CTR
ED
Burn CTR
Trauma

PS&MR
Pivotal Studies & Market Readiness

REG
Anticipated Regulatory Authorization

RWE
Real-world Evidence

SELLING
Begin commercial activity

While Spectral AI believes it will obtain regulatory clearance on its MSI and AI Software for its DeepView Gen 3 device, there can be no assurance that it will receive such regulatory clearance or that it will receive such clearance in its anticipated timelines.

©2024 Spectral AI

14

REVENUE OPPORTUNITY

Includes AI annuity and one-time device sales

Research and Development

- BARDA PBS Contract includes $55M R&D revenue spread across 4Q23 - 1Q26
- Modest additional R&D revenue from MTEC in 2024
- BARDA PBS Contract anticipates $95M revenue beginning no later than 2Q26

UK DeepView Commercialization

- Anticipated initial sales are a three-year bundled total, including a leased monthly payment
- Multiple care settings, such as Trauma and A&E, being targeted

U.S. DeepView Commercialization

- Initial sales will also be focused on developing real-world evidence (RWE)
- Ongoing pricing per click and device sales being evaluated
  - Annuity payment with and without device one time sale
  - Reimbursement being developed

Additional Revenue Sources

- Global expansion following US De Novo Clearance
- Annuity payment from AI licensing fees

©2024 Spectral AI

15

ORGANIZATION STRUCTURE FACILITATES GLOBAL DISTRIBUTION

Spectral IP Subsidiary


Spectral AI, Inc
USA (DE)
Parent Entity
100% Owned
Spectral IP, Inc
USA (DE)
100% Owned
100% Owned
Spectral MD, Inc
USA (DE)
US Operating Entity
Spectral DeepView Limited
Ireland
Spectral MD UK Ltd
UK

©2024 Spectral AI

17

SYSTEMWIDE BENEFITS

Improving health and cost outcomes for all

Clinician

- Informed treatment decisions
- Increased efficiency

Care Facility

- Uniformed clinical decisions
- Equality of care
- Improved efficiency
- Government digital initiatives

Patient

- Reduced treatment time for patients and caregiver burden
- Reduced infection and treatment complications
- Reduced pain and suffering

Payers

- Eliminated unnecessary payments
- Objective and validated treatment support

IMPROVED PATIENT OUTCOMES

DECREASED COSTS PER INPATIENT

IMPROVED EXPERIENCE

INNOVATION JUSTIFICATION

REDUCING LENGTH OF STAY

©2024 Spectral AI

18

Investment Summary

AI-Driven Clinical Diagnostics

FDA Breakthrough Designation

Strong Competitive Barriers

Systemwide Benefits

Identified Regulatory Pathway

Universal Platform for Additional Clinical Indications

Large & Growing Markets

Near-Term Commercial Opportunities

Experienced Management Team

©2024 Spectral AI

19

Appendix Financials P a t e n t s 20

Summary balance sheets

$ thousands	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Cash	10,316	8,166	7,348	4,790	10,157	6,877
Accounts receivable, net	1,884	1,520	1,312	2,346	1,828	2,295
Other Current Assets	1,128	2,155	2,696	2,766	2,899	2,489
Total Current Assets	13,328	11,841	11,356	9,902	14,884	11,661
Non-current Assets	854	1,157	975	790	599	2,236
Total Assets	**14,182**	**12,998**	**12,331**	**10,692**	**15,483**	**13,897**
Accounts Payable	2,018	2,654	3,275	2,683	3,306	2,403
Accrued Expenses	2,361	2,394	3,983	4,300	3,818	2,733
Other Current Liabilities	975	1,476	3,389	5,418	10,387	10,990
Total Current Liabilities	5,354	6,524	10,647	12,401	17,511	16,126
Non-current Liabilities	142	452	228	-	-	2,036
Total Liabilities	**5,496**	**6,976**	**10,875**	**12,401**	**17,511**	**18,162**
Stockholders' Equity (Deficit)	8,686	6,022	1,456	(1,709)	(2,028)	(4,265)
Total Liabilities and Stockholders' Equity	**14,182**	**12,998**	**12,331**	**10,692**	**15,483**	**13,897**

Fiscal year end is December 31st.

©2024 Spectral AI

21

Summary income statements

$ thousands (except per share data)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Research and Development Revenue	5,078	4,251	3,440	5,287	6,326	7,478
Cost of Revenue	(2,897)	(2,460)	(1,968)	(2,851)	(3,381)	(4,164)
Gross Profit	2,181	1,791	1,472	2,436	2,945	3,314
Operating Expenses	5,079	4,782	5,638	5,365	5,088	5,756
Operating Income (Loss)	(2,898)	(2,991)	(4,166)	(2,929)	(2,143)	(2,442)
Transaction Costs	-	-	(7,604)	-	(848)	-
Other Income (Expense)	(665)	(39)	1,087	(638)	(192)	(353)
Loss Before Income Taxes	(3,563)	(3,030)	(10,683)	(3,567)	(3,183)	(2,795)
Income Tax (Provision) Benefit	(46)	(40)	54	21	(22)	(69)
Net Loss	**(3,609)**	**(3,070)**	**(10,629)**	**(3,546)**	**(3,205)**	**(2,864)**
Net Loss per Share	(0.27)	(0.23)	(0.77)	(0.22)	(0.19)	(0.16)
Number of shares o/s	13,190,635	13,210,320	13,822,990	16,097,399	16,560,298	17,598,357

Fiscal year end is December 31st

©2024 Spectral AI

22

Summary cash flow statements

$ thousands	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Loss	(3,609)	(3,070)	(10,629)	(3,546)	(3,205)	(2,864)
Stock-based Compensation	300	396	279	268	283	402
Depreciation	2	3	2	2	3	2
Amortization of Right-of-Use Assets	173	177	180	183	188	132
Issuance of Shares for Transaction Costs	-	-	1,800	2,550	-	-
Commitment to issue shares for transaction cost	-	-	2,550	(2,550)	-	-
Change in Fair Value of warrant liabilities	(16)	81	(1,069)	669	(20)	(348)
Change in fair value of notes payable	-	-	-	-	(66)	167
Cost from issuance common stock	-	-	-	-	147	225
Changes in Assets	500	468	(381)	(1,032)	102	(57)
Changes in Liabilities	(1,105)	173	1,930	1,081	(112)	(3,021)
Net Cash Used in Operating Activities	(3,755)	(1,772)	(5,338)	(2,375)	(2,680)	(5,362)
Net Cash Used in Investing Activities	-	-	-	-	-	-
Proceeds from Issuance of Common Stock	-	-	3,351	-	2,667	
Cash Received in Business Combination	-	-	660	-	-	-
Payments for Notes Payable	(104)	(71)	(113)	288	(218)	(2,518)
Proceeds from Notes payable – related party	-	-	-	-	1,000	
Proceeds from Notes payable	-	-	-	(483)	4,600	4,600
Payments of deferred offering costs	-	(306)	306	-	-	-
Stock Option Exercises	-	-	316		-	-
Net Cash Provided By (Used In) Financing Activities	(104)	(377)	4,520	(195)	8,049	2,082
Effect of Exchange Rate Changes on Cash	1	(1)	-	12	(2)	
Net Increase (Decrease) in Cash	(3,858)	(2,150)	(818)	(2,558)	5,367	(3,280)
Beginning Cash Balance	14,174	10,316	8,166	7,348	4,790	10,157
Ending Cash Balance	**10,316**	**8,166**	**7,348**	**4,790**	**10,157**	**6,877**

Fiscal year end is December 31st

©2024 Spectral AI

23

Non-GAAP reconciliation

$ thousands	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Loss	(3,609)	(3,070)	(10,629)	(3,546)	(3,205)	(2,864)
Income Tax Provision (Benefit)	46	40	(54)	(21)	22	69
Net Interest (Income) Expense	(45)	(41)	(42)	(44)	(14)	6
EBIT	(3,608)	(3,071)	(10,725)	(3,611)	(3,197)	(2,789)
Depreciation Expense	2	3	2	2	3	2
EBITDA	**(3,606)**	**(3,068)**	**(10,723)**	**(3,609)**	**(3,194)**	**(2,787)**
Stock-based Compensation	300	396	279	268	283	402
Borrowing related costs	-	-	-	-	276	699
Change in Fair Value of Warrant Liability	(16)	81	(1,069)	669	(20)	(348)
Change in fair value of notes payable	-	-	-	-	(66)	167
Foreign Exchange Transaction (Gain) Loss	(13)	-	24	13	16	9
Other income (expenses) incl.Transaction Costs	-	738	7,604	-	848	(180)
Adjusted EBITDA	**(3,335)**	**(1,853)**	**(3,885)**	**(2,659)**	**(1,857)**	**(2,038)**

Fiscal year end is December 31st

©2024 Spectral AI

24

E X C E P T I O N A L T E A M W I T H P R O V E N T R A CK R E CO R D © 2 0 2 4 S p e c t r a l A I 25

BOARD

Board of Directors



Richard Cotton

Financial Advisor to Novumgen Ltd., and held CFO positions at several medical companies.



Erich Spangenberg

Managing partner at Sauvegarder Investment Management with extensive background in investment banking.



Martin Mellish

Founding director of Aspen Advisory Services Ltd.



Marion Snyder

Sr. Director Corporate Accounts at Shockwave Medical, and founder of Lakeview Healthcare Consulting



Deepak Sadagopan

Serves as COO of Population Health at Providence, and CEO of Health Connect Partners, LLC.



Peter M. Carlson

Prior to becoming CEO of Spectral AI, served as CFO since January 2024. Prior to Spectral AI, was CFO of MiMedx Group, Inc.



Dr. J. Michael DiMaio

24+ years of experience in cardiothoracic surgery, and Chief of Staff at Baylor Scott & White supervising more than 650 physicians.

©2024 Spectral AI

26

Expert clinical guidance

"The technology provides us with high quality photos and gives us a binary output in terms of whether we need to surgically remove an area of burned skin or whether it will heal.

"DeepView will significantly transform how we treat DFUs through continuous monitoring and measurement ensuring an accelerated healing trajectory and **prevent DFU reoccurrence**.



CHRIS LEWIS
Consultant Burn Surgeon

Mr. Christopher Lewis is a Consultant Burn, Laser and Reconstructive Surgeon at the Northern Regional Burn Centre based at Newcastle's Royal Victoria Infirmary, with a special interest in emergency burn care, reconstruction and laser treatment.



PROF. PAUL CHADWICK
EVP of UK and EMEA
Former CEO of the Royal College of Podiatry UK

Prof. Chadwick is a world-renowned clinical research scientist, wound care key opinion leader (KOL), and has an extensive publication record on diabetic wound management.

©2024 Spectral AI

27

REFERENCE LIST

1. Data from Spectral MD's IRB approved Proof of Concept Clinical Study
2. https://www.cnn.com/2023/08/09/weather/maui-county-wildfires-hurricane-dora/index.html
3. Pixel data per Spectral MD clinical studies.
4. Data from Spectral MD's IRB approved Proof of Concept Clinical Study
5. Clinicians are 50% accurate in assessing healing potential of DFUs https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7950518/
6. Anyanwu JA, Cindass R. Burn Debridement, Grafting, and Reconstruction. [Updated 2023 May 29]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK551717/
7. Assessment of burn depth and burn wound healing potential. Burns. Volume 34-6. September 2008, pages 761-769
8. Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Treatment Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117-18
9. Definitive Healthcare 2019 Private Pay and CMS pay of inpatient versus outpatient DRG codes
10. The Effectiveness of Regionalized Burn Care: An Analysis of 6,873 Burn Admissions in North Carolina from 2000 to 2007.Regional Air Transport of Burn Patients: A Case for Telemedicine?
11. Warriner R, Snyder RJ, Cardinal MH et al (2011) Differentiating diabetic foot ulcers that are unlikely to heal by 12 weeks following achieving 50% percent area reduction at 4 weeks. Int Wound J 8(6):632–7. https://doi.org/10.1111/j.1742-481x.2011.00860.x
12. Sheenan P, Jones P et al (2003) Percent change in wound area of diabetic foot ulcers over a 4-week period is a robust predictor of complete healing in a 12-week prospective trial. Diabetes Care 26(6):1879–82 https://doi.org/10.2337/diacare.26.6.1879
13. Carter NH, Leonard C, Rae L. Assessment of Outreach by a Regional Burn Center: Could Referral Criteria Revision Help with Utilization of Resources? JBCRi2018;39(2):245-51
14. Definitive Healthcare 2019 Cost and Claims Data from Medicare and Private Payer Estimates
15. American Medical Association Common Procedural Terminology CPT®
16. Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Treatment Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117-18.
17. TAM and CAGR – Global Burn Care Market Size & Share Report, 2021-2028
18. TAM and CAGR – Fortune Business Insights: Diabetic Foot Ulcer Treatment Market Worth $11.16 Billion at 6.8% CAGR; Rise in Clinical Trials to Augment Market

©2024 Spectral AI

28

FORWARD LOOKING STATEMENTS Except for the historical information contained herein, this document contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding (i) our strategy, plans, objectives and initiatives, including but not limited to our plans and projected timelines to begin commercialization and product sales, launch new products, complete clinical trials, add additional clinical indications, (ii) the ability to be listed on the Nasdaq Global Market, (iii) Spectral AI’s managements’ expectations, (iv) potential government contracts, (v) expected beneficial outcomes and synergies, (vi) potential financing opportunities, (vii) Spectral AI’s regulatory pathway for and timing of FDA, CE and UKCA regulatory submissions and approvals, (viii) Spectral AI’s U . S . government contracts and future awards, (ix) the total anticipated target markets for burn wound and diabetic foot ulcers, (x) possible competitors, (xi) potential future indications and applications for DeepView and areas of interest supported by BARDA, (xii) Spectral AI’s future and pending U . S . patent applications and foreign and international patent applications, and (xiii) pro forma information and other estimated values . The foregoing list of risk factors is not exhaustive . Management believes that these forward - looking statements are reasonable as and when made . However, such forward - looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward - looking statements . These risks and uncertainties include but are not limited to our ability to obtain and maintain necessary regulatory approvals, general economic conditions, consumer demand for our products and services, challenges relating to entering into and growing new business lines, the competitive environment, and the risk factors listed from time to time in our Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, the Registration Statement on Form S - 1 , as amended, filed with the SEC on April 10 , 2024 and any other SEC filings including the sections entitled “Cautionary Note Regarding Forward - Looking Statements”, “Cautionary Note Regarding Forward - Looking Statements and Risk Factor Summary”, “Risk Factors”, “Management’s Discussions and Analysis of Financial Condition and Results of Operations” and “Business” and in the Financial Statements . The Company undertakes no obligation to update forward - looking statements except as required by applicable securities laws . Readers are cautioned that forward - looking statements are not guarantees of future performance and are cautioned not to place undue reliance on any forward - looking statements . Any financial projections in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Spectral AI’s control . While all projections are necessarily speculative, Spectral AI believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation . The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections . The inclusion of projections in this communication should not be regarded as an indication that Spectral AI, or its representatives, considered or consider the projections to be a reliable prediction of future events . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . 29

Caution – Investigational Device. Limited by Federal or U.S. Law to Investigational Use Additional Information and Where to Find It This presentation is provided for informational purposes only. Spectral AI investors and stockholders will be able to obtain copies of any documents filed with the SEC, without charge, at the SEC's website at www.sec.gov. No Offer or Solicitation This presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. Trademarks All trademarks, logos and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement. 30 Disclaimers spectral - ai.com ir@spectral - ai.com C o n n e c t with us 31

© 2 0 2 4 S p e c t r a l A I